UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2017

Hawaiian Telcom Holdco, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34686	16-1710376
(Commission File Number)	(IRS Employer Identification No.)

1177 Bishop Street, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 546-4511

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 — Other Events

Item 8.01 Other Events.

On July 10, 2017, Hawaiian Telcom Holdco, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Cincinnati Bell Inc., an Ohio corporation (“Parent”), and Twin Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), relating to the proposed merger of the Company and Merger Sub (the “Merger”).

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Hawaiian Telcom Holdco, Inc., dated July 10, 2017.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company intends to file a preliminary proxy statement and file or furnish other relevant materials with the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the stockholders of the Company. Parent also intends to file with the SEC a registration statement on Form S-4 in connection with the Merger, which will include the definitive proxy statement and a prospectus with respect to Parent’s common shares to be issued in connection with the Merger.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER (INCLUDING, BUT NOT LIMITED TO, THE REGISTRATION STATEMENT ON FORM S-4 FILED BY PARENT) OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and stockholders may obtain a free copy of documents filed by the Company and Parent with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://ir.hawaiiantel.com or by directing a request to: Hawaiian Telcom Holdco, Inc., 1177 Bishop Street, Honolulu, HI 96813, Attention: Secretary, (808) 546-4511. Investors and stockholders may obtain a free copy of Parent’s filings with the SEC from Parent’s website at http://investor.cincinnatibell.com or by directing a request to: Cincinnati Bell Inc., 221 East Fourth Street, Cincinnati, OH 45202, Attention: Corporate Secretary, (513) 397-9900.

Participants in the Solicitation

The Company, Parent, and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed

Merger. Information about the Company’s directors and executive officers is set forth in its annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 14, 2017, and its definitive proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 14, 2017. Information about Parent’s directors and executive officers is set forth in its definitive proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge from the sources indicated above. Certain directors, executive officers, and employees of the Company or Parent may have direct or indirect interests in the proposed Merger due to securities holdings, vesting of equity awards or rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the registration statement, the proxy statement and other relevant materials with respect to the Merger that the Company and Parent intend to file with the SEC.

No Offer or Solicitation.

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger and related transactions and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, uncertainties and other factors that could cause the actual results to differ materially from such forward-looking statements, including, but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or conditions to the closing of the Merger may not be satisfied or waived, (2) the failure to obtain the approval of the Company’s stockholders or the failure to satisfy the closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Merger, (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (5) the transaction may involve unexpected costs, liabilities or delays, (6) the Company’s business may suffer as a result of the uncertainty surrounding the transaction, (7) the outcome of any legal proceeding relating to the transaction, (8) the Company may be adversely affected by other economic, business and/or competitive factors, and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2016 Annual Report on Form 10-K, the Company’s quarterly reports on Form 10-Q and Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 10, 2017

HAWAIIAN TELCOM HOLDCO, INC.

/s/ Scott K. Barber
Scott K. Barber
President and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Hawaiian Telcom Holdco, Inc., dated July 10, 2017.